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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2002



                        Commission File Number 001-14273


                             CORE LABORATORIES N.V.
             (Exact name of Registrant as specified in its charter)


         The Netherlands                          Not Applicable
  (State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)


          Herengracht 424
          1017 BZ Amsterdam
          The Netherlands                         Not Applicable
 (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (31-20) 420-3191



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Item 4.   Change in the Registrant's Certifying Accountant

            On April 10, 2002, Core Laboratories N.V. ("Core Laboratories" or the "Company") decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed PricewaterhouseCoopers LLP as its new independent auditors for 2002. This decision followed the Audit Committee's recommendation to seek proposals from independent public accountants with respect to the 2002 audit, and was approved by the Company's Board of Supervisory Directors. The decision to change auditors is not a reflection of Andersen's commitment or quality of service to the Company. During its seven year relationship with the Company, the Andersen team exhibited the highest degree of professionalism and quality service.

            Andersen's reports on Core Laboratories consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

            During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Core Laboratories consolidated financial statements for such years. There were no reportable events described under Item 304(a)(1)(v) of Regulation S-K within the two most recent fiscal years of the Company ended December 31, 2001. The Company provided
Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 16, 2002, stating its agreements with said statements.

            During the two most recent fiscal years of the Company ended December 31, 2001 and through the date hereof, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.     Financial Statements and Exhibits

         (c)      Exhibits.

         16 Letter of Arthur Andersen LLP regarding change in certifying accountant.







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                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             CORE LABORATORIES N.V.




                             /s/ Richard L. Bergmark
                             Executive Vice President,
                             Chief Financial Officer, Treasurer
                             And Supervisory Director



April 16, 2002

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